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                                                                    EXHIBIT 23.5


            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

         As independent petroleum engineers, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Santa Fe Snyder Corporation (File No. 333-78265) of our report in Snyder Oil Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1998.


                                    NETHERLAND, SEWELL & ASSOCIATES, INC.



                                    By:      /s/ Frederic D. Sewell
                                       ---------------------------------------
                                             Frederic D. Sewell
                                             President



Dallas, Texas
May 11, 1999